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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  __________

                                   Form 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                                 June 7, 1999
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               Date of Report (Date of earliest event reported)


                             CHATWINS GROUP, INC.
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            (Exact name of Registrant as Specified in its Charter)


          Delaware                33-63274                74-2156829
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      (State or other      (Commission File No.)        (IRS Employer
       jurisdiction                                   Identification No.)
      of incorporation)


   300 Weyman Plaza, Suite 340, Pittsburgh, Pennsylvania              15236
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(Address of Principal Executive Offices)                            (Zip Code)


                                 412-885-5501
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             (Registrant's telephone number, including area code)


                                Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)       (Zip Code)

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ITEM 5.     Other Events
            ------------

     On June 8, 1999, Chatwins Group, Inc. (the "Company") sent a "Notice of Extension of Request to Withdraw Tendered Securities" (the "Notice") to the holders of the Company's 13% Senior Notes due 2003 (the "Securities") who tendered Securities pursuant to a Purchase Offer made by the Company on May 12, 1999 to purchase 50% of the originally issued principal amount of Securities.
A copy of the Notice is attached hereto as Exhibit 20.2.

     On June 7, 1999, the Company failed to timely fulfill its obligations pursuant to a Purchase Offer under Section 3.09 of the Indenture, dated May 1, 1993, between the Company and State Street Bank and Trust Company, as successor trustee to the First National Bank of Boston (the "Trustee"), as amended (the "Indenture"), which failure constitutes an Event of Default, as defined in the Indenture. As required by Section 4.04(c) of the Indenture the Company on June 8, 1999, delivered a Notice of Event of Default (the "Default Notice") to the Trustee describing the Event of Default and the steps the Company is taking to cure the Event of Default. A copy of the Default Notice is attached hereto as Exhibit 20.3.

ITEM 7.     Exhibits
            --------

            (c)     Exhibits

                    20.2 Notice, dated June 8, 1999, of Extension of Request to Withdraw Tendered Securities, dated June 2, 1999, to Holders of Senior Notes tendered to Chatwins Group, Inc.

                    20.3 Notice, dated June 8, 1999, to the trustee of Event of Default.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CHATWINS GROUP, INC.



Dated:  June 9, 1999                     By:/s/John M. Froehlich
                                            ----------------------------------
                                               John M. Froehlich
                                               Chief Financial Officer

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                                EXHIBIT INDEX

Exhibit Number            Description of Exhibit
--------------            ----------------------

    20.2 Notice, dated June 8, 1999, of Extension of Request to Withdraw Tendered Securities, dated June 2, 1999, of the Company to Holders of Senior Notes tendered to Chatwins Group, Inc.

    20.3 Notice, dated June 8, 1999, to State Street Bank and Trust Company of Event of Default.